Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SABANES-OXLEY ACT OF 2002

In connection with the filing of SureQuest Systems, Inc. and subsidiaries (the “Company” Quarterly Report on Form 10-QSB for the period ending March 31, 2003 with the Securities and Exchange Commission on the date hereof (the “Report”), I Stan Janczyk, Chief Financial Officer of the Company, certify, pursuant to the 18 U.S.C. (SS) 1350, as adopted pursuant to (SS) 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

2)                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stan Janczyk

Stan Janczyk
Chief Financial Officer

May 15, 2003